UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2014

ATHLON ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36026	46-2549833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

Item 7.01                                           Regulation FD Disclosure.

On September 2, 2014, Athlon Energy Inc. (“Athlon”) issued a press release announcing, among other things, a horizontal drilling update.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, each as amended.

Item 8.01                                           Other Events.

On September 2, 2014, Athlon announced the following:

•                  Athlon’s Howard County horizontal well, Tubb 39 #5H (100% WI) was successfully drilled and completed using a 30-stage hybrid fracture stimulation over a perforated lateral length of 6,705 ft. in the Wolfcamp A zone.  The well flowed naturally prior to installing artificial lift and achieved a peak 3-phase 24-hour IP rate of 2,351 BOE/D (77% oil) and a peak 3-phase 30-day rate of 1,594 BOE/D (73% oil).  The production rate on the Tubb 39 #5H is currently tracking well above Athlon’s previously disclosed Howard County horizontal Wolfcamp type curve EUR of 625 MBOE for a ~7,500 ft. lateral.  Additionally, the Tubb 39 #5H is performing similar to Athlon’s second Howard County well, the Williams 17 #3H, with approximately 1,000 ft. less lateral length and Athlon believes it represents the highest normalized 30-day initial production rate of any reported horizontal Wolfcamp well on the east side of the Basin.

•                  Athlon’s Midland County horizontal well, Davidson 37B #8H (100% WI) was successfully drilled and completed using a 30-stage hybrid fracture stimulation over a perforated lateral length of 7,744 ft. in the Wolfcamp B zone.  The well achieved a peak 3-phase 24-hour IP rate of 2,425 BOE/D (76% oil) and a peak 3-phase 30-day rate of 1,680 BOE/D (74% oil).  Both the production rate and percentage oil on the Davidson 37B #8H are currently tracking above Athlon’s previously increased Midland “Pegasus” horizontal Wolfcamp type curve EUR of 880 MBOE (68% oil) for a ~7,500 ft. lateral.

•                  Athlon’s first Lower Spraberry well was completed in Martin County. The Dorothy Faye K #2H (100% WI) was completed using a 32-stage hybrid fracture stimulation over a perforated lateral length of 7,922 ft.  The well achieved a peak 3-phase 24-hour IP rate of 1,279 BOE/D (73% oil) and a peak 3-phase 30-day rate of 1,076 BOE/D (74% oil).  Athlon believes the normalized 30-day initial production rate compares very favorably with other reported Lower Spraberry horizontal wells on the west side of the Basin.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

The exhibit listed below is being furnished pursuant to Items 2.02 and 7.01 of this Form 8-K.

99.1                        Press Release dated September 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON ENERGY INC.

Date: September 4, 2014	By:	/s/ William B. D. Butler
William B. D. Butler
Vice President—Chief Financial Officer and
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 2, 2014.